UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report

January 15, 2010 (January 15, 2010)

(Date of earliest event reported)

GEOKINETICS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33460	94-1690082
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

1500 CityWest Blvd., Suite 800

Houston, Texas, 77042

(Address of principal executive offices)

(713) 850-7600

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 7 – Regulation FD

Item 7.01               Regulation FD Disclosure.

On January 15, 2010, Geokinetics Inc. (the “Company”) issued a press release announcing the closing of the sale of an additional 207,200 shares of its common stock pursuant to the underwriters’ partial exercise of the over-allotment option which the Company granted in connection with its recently closed public offering of 4,000,000 shares of common stock. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information set forth in the attached Exhibit 99.1 is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

SECTION 9 – Financial Statements and Exhibits

Item 9.01               Financial Statements and Exhibits.

(d)      Exhibits:

99.1	Press Release dated January 15, 2010, announcing closing of partial exercise of over-allotment option in connection with common stock offering.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEOKINETICS INC.

January 15, 2010	By:	/s/ Scott A. McCurdy
Scott A. McCurdy
Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Title of Document

99.1	Press Release dated January 15, 2010, announcing closing of partial exercise of over-allotment option in connection with common stock offering.